SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):November 4, 2022

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SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

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(Address of principal executive offices)

(631) 567-4700

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(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2022, the Board of Directors, approved to change the Company’s fiscal year end from June 30 of each year to December 31 of each year. In accordance with the applicable rules of the Securities Exchange Act of 1934, as amended, the Company will file, on or about March 31, 2023, a transition report on Form 10-K with respect to the six-month transition period beginning July 1, 2022 and ending December 31, 2022. The Company’s 2023 fiscal year will commence on January 1, 2023.

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

Exhibit No	Description

3.1	Third Amended and Restated Bylaws

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: November 9, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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